UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      January 14, 2003
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

The Registrant incorporates by reference the press release dated January
14, 2003 attached as Exhibit 20, relating to the Company's unaudited results for the fiscal year ended December 31, 2002.

Item 7.  Financial Statements and Exhibits.

The Registrant incorporates by reference the press release dated January
14, 2003 attached as Exhibit 20, relating to the Company's unaudited results for the fiscal year ended December 31, 2002.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     January 14, 2003            /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated January 14, 2003

Exhibit 20

                                 NEWS RELEASE


FOR IMMEDIATE RELEASE
January 14, 2003

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
          UNAUDITED RESULTS FOR 2002 - YEAR-TO-DATE $1,904,000

Champaign, Illinois - Great American Bancorp, Inc. (Nasdaq SmallCap/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $1,904,000 for the year ended December 31, 2002, an increase of $703,000, or 58.5%, above the $1,201,000 reported for the year ended December 31, 2001. Basic earnings per share were $2.28 for the year ended December 31, 2002, compared to $1.29 for the year ended December 31, 2001. Fully diluted earnings per share were $2.09 for the year ended December 31, 2002, compared to $1.25 for the year ended December 31, 2001.

Net interest income was $6,359,000 for the year ended December 31, 2002, $510,000, or 8.7%, higher than the $5,849,000 reported for the year ended December 31, 2001. Total interest income declined $1,104,000, or 9.4%, mainly due to a $923,000 decrease in loan income. Loan income was lower in 2002 due to a decline in the average balance of total loans and a decrease in the average yield on loans. The average balance of total net loans decreased from $138.53 million in 2001 to $134.42 million in 2002. The average yield on net loans was 7.60% for the twelve months ended December 31, 2002 compared to 8.04% for the twelve months ended December 31, 2001. The yield on net loans decreased primarily as a result of the decline in general market interest rates. Investment income was also lower in 2002 mainly due to a decrease in the balance of investments.

Interest expense decreased $1,614,000, or 27.6%, due mainly to a shift in deposits from longer-term certificates of deposit to short-term demand accounts. The rate on deposits also declined from 4.35% for the year ended December 31, 2001 to 2.93% for the year ended December 31, 2002 due to the overall decline in market interest rates. Interest expense was also lower in 2002 due to a decrease in the average balance of Federal Home Loan Bank advances. The average balance of Federal Home Loan Bank advances was $17.90 million in 2002 compared to $19.06 million in 2001.

The provision for loan losses was $170,000 for the twelve months ended December 31, 2002 and $162,000 for the fiscal year ended December 31, 2001.

Noninterest income totaled $2,979,000 for the year ended December 31, 2002, $857,000, or 40.4%, higher than the $2,122,000 recorded for fiscal 2001. This increase was mostly due to commissions generated from GTPS Insurance Agency and gains from sales of mortgage loans, net of commissions. Insurance sales commissions increased $317,000, or 28.5%, from $1,111,000 for the twelve months ended December 31, 2001 to $1,428,000 for the twelve months ended December 31, 2002. Commissions generated from new customers was the primary reason for this increase. Gains on the sale of residential mortgage loans, net of commissions, were $647,000 for the year ended December 31, 2002 compared to $127,000 for the year ended December 31, 2001. The Company began a program to sell residential mortgage loans to the secondary market in July 2001. During the year ended December 31, 2002, the Company sold or entered into commitments to sell $26.66 million in mortgage loans compared to $7.69 million in the twelve months ended December 31, 2001.

Noninterest expense was $6,075,000 for fiscal 2002, $280,000, or 4.8%, higher than the $5,795,000 reported for the twelve months ended December 31, 2001, due primarily to an increase in salaries and employee benefits from 2001 to 2002.

Net income for the fourth quarter of 2002 was $409,000, $75,000 or 22.5% higher than net income recorded of $334,000 for the fourth quarter of 2001. Net interest income for the fourth quarter of 2002 was $1,573,000 compared to $1,528,000 for the fourth quarter of 2001. Noninterest income was $727,000 for the fourth quarter of 2002 and $538,000 for the fourth quarter of 2001. Noninterest expense was $1,594,000 for the fourth quarter of 2002 and $1,450,000 for the fourth quarter of 2001.

Total assets at December 31, 2002 were $167.25 million, compared to $168.35 million at December 31, 2001.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank, through its subsidiary, Park Avenue Service Corporation, also provides full service brokerage activities through a third-party broker-dealer, Scout Brokerage Services, Inc., and sells insurance products through the GTPS Insurance Agency. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

This earnings report may contain certain forward-looking statements which are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact the Company's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, real estate values, and competition, changes in accounting principles, policies, or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services.

Great American Bancorp, Inc. stock is traded on the NASDAQ SmallCap Market System under the symbol "GTPS."


                                ###
                          GTPS-pr-2003-0

Great American Bancorp, Inc.
Consolidated Balance Sheets
December 31, 2002 and 2001
(in thousands, except share data)
                                            Dec. 31, 2002      Dec. 31, 2001
                                              (Unaudited)
----------------------------------------------------------------------------
Assets
 Cash and due from banks                    $       4,990      $       4,832
 Interest-bearing demand deposits                  27,344              6,334
                                              ------------------------------
     Cash and cash equivalents                     32,334             11,166

 Held-to-maturity securities                        1,262              2,056
 Mortgage loans held for sale                       1,658              2,343
 Loans, net of allowance for loan
  losses of $1,188 and $1,040 in 2002
  and 2001, respectively                          122,336            143,063
 Premises and equipment                             6,146              6,362
 Federal Home Loan Bank stock                       1,227              1,166
 Interest receivable                                  683                789
 Cash surrender value of life insurance               268                251
 Insurance premiums receivable                        225                204
 Deferred income taxes                                 46                 81
 Mortgage servicing rights                            192                 51
 Other                                                873                813
                                            --------------------------------
     Total assets                           $     167,250      $     168,345
                                            ================================
Liabilities and Stockholders' Equity
 Liabilities
  Deposits
   Noninterest-bearing deposits             $      12,399      $      11,890
   Interest-bearing deposits
    Savings, NOW and money market                  57,343             46,300
    Time                                           61,549             69,350
                                            --------------------------------
     Total deposits                               131,291            127,540

  Federal Home Loan Bank advances                  15,000             20,500
  Deferred compensation - directors                   645                648
  Advances from borrowers for
   taxes and insurance                                265                319
  Accrued postretirement benefit obligation           255                211
  Accrued real estate taxes                           138                136
  Premiums due insurance companies                    201                101
  Dividends payable                                    90                 95
  Income taxes payable                                 55                 23
  Interest payable                                     62                 91
  Other                                               310                122
                                            --------------------------------
     Total liabilities                            148,312            149,786
                                            --------------------------------

Commitments and Contingent Liabilities

Stockholders' Equity
 Preferred stock, $0.01 par value
  Authorized and unissued --
   1,000,000 shares                                    --                 --
 Common stock, $0.01 par value
  Authorized -- 7,000,000 shares
  Issued and outstanding -- 2,052,750 shares           21                 21
 Additional paid-in-capital                        20,166             20,165
 Retained earnings                                 19,374             17,838
                                            --------------------------------
                                                   39,561             38,024
 Treasury stock, at cost
  Common: 2002 - 1,234,260 shares,
   2001 - 1,185,583 shares                        (20,557)           (19,393)
 Unearned incentive plan shares:
  2002 - 4,589 shares, 2001 - 5,010 shares            (66)               (72)
                                            --------------------------------
     Total stockholders' equity                    18,938             18,559
                                            --------------------------------
     Total liabilities and
      stockholders' equity                  $     167,250      $     168,345
                                            ================================

Great American Bancorp, Inc.
Consolidated Statements of Income
For the Years Ended December 31, 2002 and 2001
(in thousands, except share data)

2002 2001
                                                 (unaudited)
----------------------------------------------------------------------------
Interest Income
 Loans                                       $     10,215      $      11,138
 Available-for-sale securities                         --                120
 Held-to-maturity securities                          108                163
 Deposits with banks and other                        280                286
                                            --------------------------------
   Total interest income                           10,603             11,707
                                            --------------------------------
Interest Expense
 Deposits                                           3,403              4,895
 Federal Home Loan Bank advances                      811                929
 Other                                                 30                 34
                                            --------------------------------
   Total interest expense                           4,244              5,858
                                            --------------------------------
Net Interest Income                                 6,359              5,849

Provision for Loan Losses                             170                162
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          6,189              5,687
                                            --------------------------------
Noninterest Income
 Insurance sales commissions                        1,428              1,111
 Brokerage commissions                                 99                122
 Customer service fees                                598                573
 Other service charges and fees                       212                164
 Sale of mortgage loans, net of commissions           647                127
 Loan servicing fees                                  (13)                13
 Other                                                  8                 12
                                            --------------------------------
   Total noninterest income                         2,979              2,122
                                            --------------------------------
Noninterest Expense
 Salaries and employee benefits                     3,448              3,248
 Net occupancy expense                                570                588
 Equipment expense                                    511                603
 Data processing fees                                  72                 76
 Deposit insurance premium                             22                 23
 Printing and office supplies                         283                299
 Legal and professional fees                          244                212
 Directors and committee fees                         119                100
 Insurance expense                                     65                 55
 Marketing and advertising expense                    224                188
 Other                                                517                403
                                            --------------------------------
   Total noninterest expenses                       6,075              5,795
                                            --------------------------------
Income Before Income Taxes                          3,093              2,014

Provision for Income Taxes                          1,189                813
                                            --------------------------------
Net income                                  $       1,904      $       1,201
                                            ================================
Earnings per share:
 Basic                                      $        2.28      $        1.29
                                            ================================
 Diluted                                    $        2.09      $        1.25
                                            ================================
Great American Bancorp, Inc.
Consolidated Statements of Income
For the Three Months Ended December 31, 2002 and December 31, 2001 (unaudited, in thousands, except share data)

                                            Quarter Ended      Quarter Ended
                                            Dec. 31, 2002      Dec. 31, 2001
----------------------------------------------------------------------------
Interest Income
 Loans                                       $      2,403      $       2,818
 Held-to-maturity securities                           23                 36
 Deposits with banks and other                         84                 44
                                            --------------------------------
   Total interest income                            2,510              2,898
                                            --------------------------------
Interest Expense
 Deposits                                             765              1,112
 Federal Home Loan Bank advances                      164                250
 Other                                                  8                  8
                                            --------------------------------
   Total interest expense                             937              1,370
                                            --------------------------------
Net Interest Income                                 1,573              1,528

Provision for Loan Losses                              30                 48
                                            --------------------------------
Net Interest Income After
 Provision for Loan Losses                          1,543              1,480
                                            --------------------------------
Noninterest Income
 Insurance sales commissions                          280                236
 Brokerage commissions                                 10                 23
 Customer service fees                                163                156
 Other service charges and fees                        61                 41
 Sale of mortgage loans, net of commissions           243                 78
 Loan servicing fees                                  (30)                 4
                                            --------------------------------
   Total noninterest income                           727                538
                                            --------------------------------
Noninterest Expense
 Salaries and employee benefits                       902                836
 Net occupancy expense                                137                138
 Equipment expense                                    138                148
 Data processing fees                                  16                 17
 Deposit insurance premium                              5                  5
 Printing and office supplies                          75                 73
 Legal and professional fees                           67                 41
 Directors and committee fees                          37                 24
 Insurance expense                                     19                 16
 Marketing and advertising expense                     63                 46
 Other                                                135                106
                                            --------------------------------
   Total noninterest expenses                       1,594              1,450
                                            --------------------------------
Income Before Income Taxes                            676                568

Provision for Income Taxes                            267                234
                                            --------------------------------
Net income                                  $         409      $         334
                                            ================================
Earnings per share:
 Basic                                      $        0.50      $        0.38
                                            ================================
 Diluted                                    $        0.45      $        0.36
                                            ================================


Great American Bancorp, Inc.
Selected Financial Data
(unaudited, in thousands, except per share data)

                                                 As of              As of
                                            Dec. 31, 2002      Dec. 30, 2001
----------------------------------------------------------------------------
Total assets                                $     167,250      $     168,345
Total loans, net                                  122,336            143,063
Loan loss reserve                                   1,188              1,040
Non-performing assets                                 184                387
Non-performing assets to total assets                0.11%              0.23%
Allowance for loan losses to total assets            0.71%              0.62%
Investment securities                               1,262              2,056
Total deposits                                    131,291            127,540
Checking deposits                                  32,787             29,845
Money market deposits                              19,507             13,326
Passbook savings deposits                          17,448             15,019
Certificates of deposit                            61,549             69,350
Federal Home Loan Bank advances                    15,000             20,500
Total stockholders' equity                         18,938             18,559



                                 Three Months Ended          Year Ended
                                 December   December     December   December
                                   2002       2001         2002       2001
                                     (unaudited)             (unaudited)
----------------------------------------------------------------------------
Net interest margin (annualized)   4.14%      3.97%        4.18%      3.91%
ROA (annualized)                   0.99%      0.80%        1.15%      0.73%
ROE (annualized)                   8.65%      7.17%       10.17%      6.23%